Item 1: Report to Shareholders

International Growth & Income Fund	April 30, 2007

The views and opinions in this report were current as of April 30, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

International stocks outpaced U.S. equities over the 6- and 12-month periods ended April 30, 2007. Following an abrupt global stock market slide in late February and early March, most markets rebounded strongly into April. A strong noninflationary global economic expansion along with a wave of mergers, acquisitions, and private-equity buyouts propelled stock prices higher. Investors brushed aside concerns about rising interest rates in Europe, geopolitical uncertainties in the Middle East, and signs of a U.S. economic slowdown and drove many indexes to record levels. Emerging markets—especially Asia and Latin America—were star performers. Europe’s markets, reflecting a robust regional expansion, also registered solid gains. Troubled by weak domestic prices and lagging consumer demand, Japan’s market lagged but posted a positive return for the six-month period.

HIGHLIGHTS

• Accelerating global economic growth and a flurry of acquisitions, mergers, and buyouts helped stocks in most of the world’s markets post strong gains during the last six months.

• The International Growth & Income Fund outpaced its Lipper benchmark for the six-month period ended April 30, 2007.

• Strong stock selection and our decision to reduce our exposure to Japan and increase it to other Pacific markets boosted the fund’s returns.

• The strong rising tide of the past several years that has lifted international markets has made finding attractive companies with compelling valuations more challenging.

We are pleased to report that the International Growth & Income Fund generated strong absolute returns for the six-month period ended April 30, 2007. On a relative basis, the portfolio outperformed the Lipper International Multi-Cap Value Funds Average and the MSCI EAFE (Europe, Australasia, and Far East) Index thanks to strong stock selection and favorable regional weightings. (Results for the Advisor and R Class shares varied slightly, reflecting their differing fee structures.) Although these results are gratifying, it’s important to remember that returns of this magnitude are unusual. We remain generally upbeat about international markets, but we are having more difficulty finding attractively valued stocks. In addition, as we saw in late February, markets are susceptible to sudden drops that can whipsaw short-term returns.

WHAT STRONGER FOREIGN CURRENCIES MEAN FOR INTERNATIONAL INVESTORS AND ECONOMIES

Many non-U.S. currencies strengthened versus the U.S. dollar in the one-year period ended April 30, 2007. For example, the British pound sterling rose 10%, the Indian rupee 9%, and the euro more than 8%. The greenback’s weakness reflects the domestic economic slowdown, the trade deficit with China and other major trading partners, expectations for U.S. interest rates to remain steady or decline, and rising rates in Europe and parts of Asia, where economic growth is picking up. Another factor is that several non-U.S. central banks have been shifting some of their currency reserves to nondollar currencies, thus decreasing global demand for dollars.

Stronger foreign currencies have benefited many U.S. investors who owned assets in non-U.S. countries. All other things being equal, when a non-U.S. currency strengthens against the U.S. dollar, the value of assets denominated in the other currency increases when converted into dollars. For example, the MSCI EAFE Index returned 14.33% in local currency terms over the last year, but in dollar terms, the index returned 20.32%. Of course, when the dollar strengthens relative to other currencies—as it has versus the Japanese yen over the last 12 months—the value of assets denominated in the other currency decreases when exchanged into dollars. In yen terms, the MSCI Japan Index (a measure of Japanese stocks) returned 2.79%, but in dollar terms, it returned -1.78%.

Although the greenback could exhibit strength in some relatively short periods, T. Rowe Price International believes that the dollar is likely to decline against its major counterparts over the long term as the trade deficit grows and as other economies and regions ascend in global importance. Fundamentally, a weakening dollar over time could help alleviate the trade gap by making U.S. products cheaper in overseas markets and foreign-made goods more expensive in the U.S. As a result, higher import prices would add to inflation pressures and could force U.S. interest rates higher. In contrast, lower-priced U.S. exports to other countries could help restrain inflation and interest rate increases in those economies, which could help extend their economic expansions.

During the six-month period, the portfolio’s best performing regions were the Pacific ex-Japan and Latin America. Our below-benchmark exposure to Japan and our overweight in the remainder of Asia helped our performance against the EAFE index. The industrials and business services, materials, and consumer staples sectors generated our best absolute performance.

A word on your fund’s investment strategy: The fund invests primarily in established, large-capitalization companies with favorable prospects for capital appreciation and, secondarily, for growing dividend payments. The portfolio invests mostly in developed-market countries and has limited exposure to emerging markets. Our investing style is value oriented, although we also look for earnings growth potential and catalysts that help realize value. Finally, our country and sector allocations are driven primarily by bottom-up stock selection but also by our assessment of fundamental macroeconomic prospects.

MARKET REVIEW

The global economy has experienced a substantial noninflationary expansion that has boosted the world’s stock markets. After a bout of volatility in late February and early March, investors quickly regained their appetite for risk and most non-U.S. markets posted impressive gains for the past six months. The realization that the economies of Europe and a number of major emerging markets were growing offset fears that defaults in the U.S. subprime mortgage market might spill over and weaken the broad U.S. economy and consequently affect the global arena. The jury remains out, however, on the direction of the U.S. economy for the remainder of the year.

Solid economic news and a series of mergers and acquisitions helped European markets. Except for Japan, developed Asian markets performed well. Although emerging markets have sustained unprecedented double-digit returns for several years, bullish sentiments boosted many emerging market indices to even higher levels by the end of April. With investors regaining their tolerance for risk, small-caps delivered good results. Materials, industrials and business services, and consumer staples were all strong sectors among the developed countries; energy, information technology, and health care were the weakest. The euro and pound sterling gained ground against the dollar, helping returns for U.S. investors, but the yen declined.

Among Asian economies, Japan remained the major concern. Although the country has experienced its longest expansion since the end of World War II, its domestic consumption remains weak, and there were worrisome signs that deflation may reappear. Among the other Pacific region markets, economies remain strong, and there are many dynamic investment opportunities. A number of developing countries in Latin America and Asia continue to have strong economic growth, maintain favorable trade and fiscal balances, and, in many cases, enact market-friendly reforms.

Despite the stocks’ steady appreciation in the past few years, valuations do not look stretched on the basis of earnings-based measurements. Earnings generally have been robust, and many companies have reported profits that beat analysts’ estimates. Looking at nonearnings-based measurements produces a less rosy picture. Book value and sales metrics appear to be peaking and showing early signs of deterioration. As a result, finding attractive companies with compelling valuations across a wide range of measurements has become more challenging.

PORTFOLIO REVIEW

During the six-month period, financial holdings, particularly commercial banks, were our largest absolute contributors. Industrials and business services also had a strong period, with our construction, engineering, and machinery companies posting strong returns. Among our materials holdings, steel companies were standouts, as they were six months ago. They experienced strong worldwide demand from builders, automakers, and companies that make heavy machinery and mining equipment. Our information technology and health care holdings, which represented a small proportion of the portfolio, were the period’s laggards.

In terms of relative regional contributions, our overweight position in Pacific ex-Japan—particularly in the often overlooked Australian companies—boosted performance. Our underweight position in Japan also helped buoy returns. The portfolio’s modest allocation to Latin America enhanced results as well.

Europe
Improving economic conditions helped boost consumer and business confidence in the Continent’s developed countries. In addition, corporations posted solid earnings growth. Most of the large-cap companies generated record amounts of cash and were able to strengthen their balance sheets. The region’s flurry of merger and acquisition activity, which started in 2005, accelerated in early 2007 and targeted a number of commercial banks, steelmakers, pharmaceutical distributors, and utilities.

Within Europe, financials—by far our largest sector weighting—had the largest positive impact on the portfolio for the last six months. A number of bank holdings registered large gains, including Intesa Sanpaolo, a new addition. We believe that the market underappreciates the synergies and cost savings that the recent merger of Banca Intesa and San Paolo will create. French banking company Societe Generale was another outstanding performer. Its growing presence in Eastern Europe, lucrative capital markets business, and involvement in takeover rumors at the end of the period all contributed to drive its stock price higher. Another strong stock this period was French insurance company AXA, which has set a goal of tripling its earnings by 2012. Thanks to good execution on a well-designed business plan, the company is on track to achieve its target. (Please refer to the fund’s portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

The global economic boom has created extraordinary demand for metals, particularly steel, bolstering the materials companies. We owned several that turned in impressive results. SSAB Svenskt Stal saw robust demand for its high-margin specialty steel products. Our position in steelmaker ThyssenKrupp generated gratifying returns. We realized gains in Corus, which Tata Steel acquired late last year.

Telefonica, the Spanish telecommunications company, has generated good results by combining a steady revenue stream from its stable landline business in Spain with dynamic revenue growth from its wireless expansion in Latin America and Europe. Despite its recent appreciation, the stock is still attractively valued. Kesko, Finland’s largest retailer that operates in Nordic and Baltic countries and is now expanding into Russia, was a standout among our consumer staples holdings. Its operations in food, retail, and hardware and builders’ supplies generated solid results. Peab, a leading and well-managed construction and civil engineering company headquartered in Sweden, benefited from a continued construction boom throughout the Nordic region in which it operates. Pharmaceuticals have been weak performers of late, but we believe Swiss drug maker Norvartis represents good value. The company has disposed of its non-core business, and its roster of pharmaceuticals, vaccines, and over-the-counter medicines had strong sales.

Japan
Japan’s economic performance has been uneven. Although the economy has expanded, the Japanese domestic economy is still much weaker than many expected it to be by now. As a result, companies with export-oriented businesses or large operations outside Japan did well, but firms catering to the home market suffered. Relative to our EAFE benchmark, we were underweight in Japan, which helped our results against the benchmark.

Trading companies Sumitomo and Mitsui illustrate one side of the divergent directions in which Japanese companies are going. These giants benefited from the explosion in worldwide trade and have carved out profitable businesses acquiring and selling raw materials and managing manufacturing, distribution processes, and logistics. Another Japanese export-oriented firm that did well this period was Japan’s largest shipping company, Nippon Yusen. The increased demand for vessels to handle the larger volumes of trade drove its rates higher.

Japanese automaker Toyota Motor was also a solid contributor in large part because of its sales outside Japan. Thanks to the company’s great execution, its sales and market share continued to climb in most markets, and Toyota is on the verge of becoming the world’s largest carmaker with solid long-term prospects.

Sony, the electronics and entertainment giant, appears to have turned the corner. The company’s brand remains strong, and the company’s restructuring program is showing results. We have seen a great turnaround in its consumer electronics business, particularly in its flat-screen television sales, and we expect the fortunes of the gaming division to improve. Nikon, the well-managed camera and optical instrument company, has seen strong sales of its digital single-lens reflex cameras and precision immersion lithography equipment used to print advanced semiconductor circuits.

Among Japan’s financial companies, we had disappointing results. Sumitomo Trust and Banking Company, Mitsubishi UFJ Financial, Resona Holdings, and Bank of Yokohama could not overcome the soft domestic economy. We still like condominium developer Goldcrest Company. As Japanese seek to live closer to their jobs and reduce their commuting times, the demand for condos in major metropolitan areas is increasing.

Pacific ex-Japan
The fund has emphasized Pacific markets for some time, and we have found a number of attractive undervalued Australian companies that generate solid earnings. During the period we added Suncorp-Metway, a Queensland-based financial company operating in Australia and New Zealand that offers a variety of banking and insurance products and services to retail customers and small- and medium-sized businesses. Earnings have been strong, and the stock remains attractively valued. The prospect that it will realize further cost savings and the benefits of economies of scale from its merger with Promina add to the appeal. Investment banks Babcock & Brown and Macquarie Bank generated strong results this period. Alinta, a utility company, was a takeover target and rose as a result of a bidding war. Australian BlueScope Steel, which has begun making steel in new plants in Vietnam, Thailand, and China, was another outstanding performer during this period.

Our holdings in Chinese companies continue to perform well. China Overseas Land & Investment, a Hong Kong-listed company that develops residential property throughout China, had solid gains. We also own China Petroleum and Chemical, known as Sinopec, which climbed as well. Despite operating in an environment where the government controls energy prices, Sinopec has been profitable.

Emerging Markets
We have been reducing our emerging markets exposure. Depending on market conditions, we typically like to keep up to 15% of the portfolio in developing markets. Based on the sustained climb in many of the world’s developing markets and the deterioration of the valuation measures we use, we reduced our emerging markets holdings to about 3.5% of the portfolio at the end of this reporting period. Latin American holdings, such as wireless provider America Movil, continued to perform well.

INVESTMENT OUTLOOK

We expect continued global economic growth to support the world’s equity markets. The impact of the U.S. housing slowdown and sluggish capital expenditures on the American economy is of concern, but the strength of Europe’s recovery and robust economic growth in Asia may help offset some of the impact of U.S. weakness. However, given the size of their economies, a slowdown in U.S. or Chinese consumption will have a major impact on global growth rates. Corporate profitability has been robust despite rising materials and energy costs, and we expect most companies to continue generating earnings growth, absent an unexpected significant slowdown in the U.S. or China.

The Federal Reserve has kept interest rates steady, but some further tightening is expected in continental Europe and in the U.K. Europe’s stronger-than-expected economic growth has been resilient in the face of higher interest rates and energy prices. Although Germany’s economy is gathering momentum and France is showing signs of more robust growth, the prospect of the European Central Bank raising rates and recent euro strengthening against the dollar could dampen future expansion, particularly among export-oriented sectors. On the other hand, corporations have been beating earnings expectations, and we expect favorable earnings reports to continue through the year. Stocks in Europe carry generally reasonable valuations and are returning cash flows to shareholders, whether through dividends or, increasingly, share repurchases. In addition, merger, acquisition, and private equity takeover activity is likely to continue and boost stock prices.

Our outlook for Japanese stocks is less optimistic. The Japanese expansion is likely to continue, but it will be weaker without strong consumer demand. The Bank of Japan is unlikely to increase interest rates and jeopardize the current recovery. Japan’s export-oriented companies will continue to do well as long as the U.S. and Chinese economies grow. The weaker yen means that corporate profits should continue to improve and support selected equity prices.

Australia’s growth should continue. Its natural resources exports, mandatory pension investments, infrastructure spending, and favorable demographics should sustain the country’s economy for some time. Singapore’s business-friendly climate should boost its markets. Political strains in Taiwan and Thailand raise the equity risk premiums there. Equities in India look very expensive relative to other emerging markets as do China’s, which have climbed after lagging for years. Much needed infrastructure improvement is key to India’s continued and broadening economic strength. Mexico’s and Brazil’s economies are on track for further progress given largely prudent policymaking.

Developed international equities are near fair value but are still attractive relative to the U.S. market. Emerging market equities have largely readjusted so that their valuations range from in-line to more expensive than developed-market equities on nonearnings-based metrics such as book value and dividend yield.

In terms of sectors, we find the best value in financials and energy. Earnings prospects for financial companies are good. In energy, demands from producer countries and higher costs are dampening the earnings prospects for the large integrated companies, but their stocks are inexpensive in absolute and relative terms. Materials stocks look attractive on earnings prospects but much less so on other valuations metrics. In other sectors, such as industrials and business services, expensive valuations offset good earnings prospects. A preference for defensive stocks has made consumer staples an expensive sector. Technology is a sector where earnings may be suppressed by intense competition and the shrinking of margins as product prices fall faster than companies’ ability to cut costs. Valuations for utilities have become very rich, especially in Europe where merger expectations have driven valuations higher than reasonably justified.

We will continue to hold investments that we find specifically compelling, but we expect that the strong rising tide of the past few years that has lifted international markets may turn a bit choppier. Whatever the future market conditions, our investment philosophy remains constant: We seek stocks of attractively valued companies with prospects for improving business fundamentals and the return of dividends to shareholders. We will remain mindful of the risks of investing in international markets while we strive to generate continued rewards for our shareholders.

Respectfully submitted,

David J.L. Warren
President, T. Rowe Price International Funds, Inc.

May 18, 2007

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

GDP: Gross domestic product is the total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI EAFE Index: Widely accepted as the benchmark for international stock performance (EAFE refers to Europe, Australasia, and Far East). The index represents the major markets of the world.

Price/earnings ratio: The price-to-earnings ratio shows the “multiple” of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock’s current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock’s price.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/07
Royal Bank of Scotland, United Kingdom	2.4%
Barclays, United Kingdom	2.0
Toyota Motor, Japan	1.8
Royal Dutch Shell, United Kingdom	1.7
Banco Santander Central Hispano, Spain	1.6
E.ON AG, Germany	1.5
AXA, France	1.5
UBS, Switzerland	1.5
Societe Generale, France	1.4
GlaxoSmithKline, United Kingdom	1.4
BNP Paribas, France	1.3
Sanofi-Aventis, France	1.3
Nestle, Switzerland	1.3
Total, France	1.3
Telefonica SA, Spain	1.3
BP, United Kingdom	1.2
Novartis, Switzerland	1.2
Kesko, Finland	1.2
SSAB Svenskt Stal, Sweden	1.2
Honda, Japan	1.1
Acciona, Spain	1.1
Danske Bank, Denmark	1.0
Bayerische Motoren Werke, Germany	1.0
Australia & New Zealand Banking, Australia	1.0
HBOS, United Kingdom	1.0
Total	34.3%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund and collateral for securities lending.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Investor Class

	6 Months Ended 4/30/07‡	Year Ended 10/31/06‡	10/31/05‡	10/31/04	10/31/03	10/31/02
NET ASSET VALUE						
Beginning of period	$ 17.05	$ 13.63	$ 11.39	$ 9.40	$ 7.34	$ 8.19
Investment activities						
Net investment income	0.17	0.34	0.27	0.12*	0.02*	0.09*
Net realized and unrealized gain (loss)	2.53	3.44	2.09	1.91	2.13	(0.84)
Total from investment activities	2.70	3.78	2.36	2.03	2.15	(0.75)
Distributions						
Net investment income	(0.27)	(0.21)	(0.11)	(0.04)	(0.08)	(0.10)
Net realized gain	(0.49)	(0.15)	(0.01)	–	(0.01)	–
Total distributions	(0.76)	(0.36)	(0.12)	(0.04)	(0.09)	(0.10)
NET ASSET VALUE						
End of period	**$ 18.99**	**$ 17.05**	**$ 13.63**	**$ 11.39**	**$ 9.40**	**$ 7.34**

Ratios/Supplemental Data

Total return^	16.25%	28.30%	20.86%	21.66%*	29.66%*	(9.31)%*
Ratio of total expenses to average net assets	0.90%†	0.91%	0.99%	1.25%*	1.25%*	1.25%*
Ratio of net investment income to average net assets	1.90%†	2.20%	2.08%	1.71%*	1.36%*	1.25%*
Portfolio turnover rate	32.0%†	36.9%	26.9%	45.8%	53.2%	24.6%
Net assets, end of period (in millions)	$ 2,153	$ 1,844	$ 878	$ 438	$ 115	$ 11

‡ Per share amounts calculated using average shares outstanding method.

* Excludes expenses in excess of a 1.25% contractual expense limitation in effect through 2/28/05.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	6 Months Ended 4/30/07‡	Year Ended 10/31/06‡	10/31/05‡	10/31/04	10/31/03	9/30/02 Through 10/31/02
NET ASSET VALUE						
Beginning of period	$ 17.03	$ 13.64	$ 11.41	$ 9.41	$ 7.34	$ 7.10
Investment activities						
Net investment income	0.16	0.33	0.26	0.15*	0.09*	–
Net realized and unrealized gain	2.52	3.43	2.09	1.89	2.07	0.24
Total from investment activities	2.68	3.76	2.35	2.04	2.16	0.24
Distributions						
Net investment income	(0.24)	(0.22)	(0.11)	(0.04)	(0.08)	–
Net realized gain	(0.49)	(0.15)	(0.01)	–	(0.01)	–
Total distributions	(0.73)	(0.37)	(0.12)	(0.04)	(0.09)	–
NET ASSET VALUE						
End of period	**$ 18.98**	**$ 17.03**	**$ 13.64**	**$ 11.41**	**$ 9.41**	**$ 7.34**

Ratios/Supplemental Data

Total return^	16.14%	28.15%	20.73%	21.74%*	29.80%*	3.38%*
Ratio of total expenses to average net assets	1.05%†	1.06%	1.10%	1.15%*	1.15%*	1.15%*†
Ratio of net investment income to average net assets	1.76%†	2.15%	2.00%	1.83%*	0.71%*	0.06%*†
Portfolio turnover rate	32.0%†	36.9%	26.9%	45.8%	53.2%	24.6%
Net assets, end of period (in thousands)	$ 405,424	$ 361,082	$ 205,271	$ 37,542	$ 3,513	$ 103

‡ Per share amounts calculated using average shares outstanding method.

* Excludes expenses in excess of a 1.15% contractual expense limitation in effect through 2/29/08.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights
For a share outstanding throughout each period

R Class

	6 Months Ended 4/30/07‡	Year Ended 10/31/06‡	10/31/05‡	10/31/04	10/31/03	9/30/02 Through 10/31/02
NET ASSET VALUE						
Beginning of period	$ 16.93	$ 13.56	$ 11.35	$ 9.38	$ 7.34	$ 7.10
Investment activities						
Net investment income	0.14	0.29*	0.17*	0.17*	0.09*	–
Net realized and unrealized gain	2.49	3.40	2.12	1.84	2.04	0.24
Total from investment activities	2.63	3.69	2.29	2.01	2.13	0.24
Distributions						
Net investment income	(0.22)	(0.19)	(0.08)	(0.04)	(0.08)	–
Net realized gain	(0.49)	(0.15)	(0.01)	–	(0.01)	–
Total distributions	(0.71)	(0.34)	(0.09)	(0.04)	(0.09)	–
Redemption fees added to paid-in capital	–	0.02	0.01	–	–	–
NET ASSET VALUE						
End of period	**$ 18.85**	**$ 16.93**	**$ 13.56**	**$ 11.35**	**$ 9.38**	**$ 7.34**

Ratios/Supplemental Data

Total return^	**15.92%**	**27.89%***	**20.36%***	**21.49%***	**29.38%***	**3.38%***
Ratio of total expenses to average net assets	1.36%†	1.40%*	1.40%*	1.40%*	1.40%*	1.40%*†
Ratio of net investment income (loss) to average net assets	1.58%†	1.86%*	1.29%*	1.53%*	0.89%*	(0.19)%*†
Portfolio turnover rate	32.0%†	36.9%	26.9%	45.8%	53.2%	24.6%
Net assets, end of period (in thousands)	$ 51,259	$ 33,075	$ 9,999	$ 6,178	$ 910	$ 103

‡ Per share amounts calculated using average shares outstanding method.

* Excludes expenses in excess of a 1.40% contractual expense limitation in effect through 2/29/08.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Cost and value in $ 000s)

AUSTRALIA 7.4%

Common Stocks 7.4%

	Shares	Value
Alinta (1)	1,053,739	13,087
Australia & New Zealand Banking	1,049,521	26,698
Babcock & Brown (1)	523,981	12,820
BlueScope Steel (1)	1,068,614	10,625
Boart Longyear (2)	3,201,607	5,144
Galileo Shopping America Trust, REIT (1)	8,171,033	8,065
Goodman Fielder (1)	2,074,427	4,123
Macquarie Bank (1)	171,459	12,263
Macquarie Infrastructure, Equity Units (1)	3,274,137	10,276
Macquarie Office Trust, Equity Units (1)	4,659,465	6,186
Mirvac Group (1)	1,454,688	6,331
Nufarm (1)	674,300	6,980
Pacific Brands (1)	2,240,933	5,999
QBE Insurance (1)	667,663	16,988
Rio Tinto (1)	270,101	18,448
Suncorp-Metway	867,765	15,414
Telstra	3,455,136	13,371
Total Australia (Cost $134,188)		192,818

BELGIUM 1.4%

Common Stocks 1.4%

	Shares	Value
Fortis	313,323	14,049
KBC (1)	99,888	13,200
Umicore (1)	44,847	8,992
Total Belgium (Cost $22,766)		36,241

BRAZIL 0.5%

Common Stocks 0.5%

	Shares	Value
Petroleo Brasileiro, ADR (USD)	97,400	8,690
Votorantim Celulose, ADR (USD)	265,600	5,307
Total Brazil (Cost $7,426)		13,997

CHILE 0.1%

Common Stocks 0.1%

Cia Cervecerias Unidas, ADR (USD)	106,200	3,700
Total Chile (Cost $2,693)		3,700

CHINA 1.5%

Common Stocks 1.5%

China Overseas Land & Investment (HKD) (1)	10,440,000	12,706
China Petroleum & Chemical (HKD)	21,172,000	18,462
China Power International (HKD) (1)	14,621,000	7,587
Total China (Cost $18,064)		38,755

DENMARK 1.0%

Common Stocks 1.0%

Danske Bank	586,000	27,360
Total Denmark (Cost $27,513)		27,360

FINLAND 3.5%

Common Stocks 3.5%

Cargotec (1)	285,612	17,715
Kesko (1)	456,182	31,572
Nokia (1)(2)	1,040,913	26,341
Sanomawsoy Oyj (1)	512,012	15,103
Total Finland (Cost $55,179)		90,731

FRANCE 10.0%

Common Stocks 10.0%

Accor (1)	128,712	12,216
AXA (1)	847,756	38,789
BNP Paribas (1)	302,283	35,020
Bouygues (1)	229,593	18,263

Compagnie De Saint-Gobain	65,922	7,019
Pernod-Ricard (1)	51,813	11,019
PPR	40,964	7,109
Publicis (1)	290,946	13,855
Sanofi-Aventis (1)	375,942	34,557
Societe Generale (1)(2)	174,191	36,907
Technip (1)	185,180	14,108
Total (1)	452,360	33,433
Total France (Cost $185,499)		262,295
GERMANY 6.5%		
Common Stocks 5.6%		
BASF (1)	166,834	19,819
Bayerische Motoren Werke (1)	439,978	27,197
Celesio (1)	97,063	6,967
Deutsche Euroshop (1)	143,991	11,508
E.ON AG (1)	266,711	40,187
Hypo Real Estate Holding (1)	134,095	8,983
ThyssenKrupp	421,869	22,748
Wacker Chemie (1)(2)	43,499	7,940
		145,349
Preferred Stocks 0.9%		
Fresenius	144,279	12,214
Hugo Boss (1)	179,909	11,132
		23,346
Total Germany (Cost $104,229)		168,695
HONG KONG 0.8%		
Common Stocks 0.8%		
Esprit Holdings	358,000	4,333

JAPAN 17.4%

Common Stocks 17.4%

Aisin Seiki	258,800	8,511
Alpine Electronics	435,000	7,162
Aoyama Trading	173,200	5,305
Asahi Kasei (1)	1,152,000	8,086
Astellas Pharma	197,600	8,626
Canon	426,000	23,827
Daiichi Sankyo	252,000	7,516
Goldcrest Company (1)	133,780	6,651
Hamamatsu Photonics (1)	249,200	7,170
Honda Motor	844,500	29,077
JS Group	312,700	7,065
KDDI	1,637	12,856
Kobayashi Pharmaceutical (1)	78,400	2,934
Koito Manufacturing (1)	570,000	6,652
Marui (1)	472,000	5,604
Mitsubishi Electric	1,723,000	16,709
Mitsubishi UFJ Financial	867	9,068
Mitsui	914,000	16,302
Nichias	825,000	7,174
Nippon Mining	1,733,500	13,937
Nippon Oil	723,000	5,554
Nippon Yusen (1)	1,961,000	16,904
Nissha Printing	31,600	963
NSK (1)	795,000	7,702
Resona Holdings (1)	2,122	4,790
Ricoh Leasing (1)	231,500	5,375
Seven & I	135,187	3,897
Sony (1)	347,600	18,522
Star Micronics	269,800	6,535
Sumitomo	1,288,700	21,921
Sumitomo Trust & Banking Company	2,403,000	23,472
Takeda Chemical Industries	370,200	24,006

SINGAPORE 2.4%

Common Stocks 2.4%

Sembcorp	5,207,360	16,600
Singapore Telecommunications	4,084,950	8,838
Starhub	4,858,142	9,276
United Overseas Bank	1,402,336	19,579
Venture	808,000	8,273
Total Singapore (Cost $38,680)		62,566

SOUTH KOREA 0.2%

Common Stocks 0.2%

Lotte Shopping, GDR (USD) (3)	229,470	4,326
Total South Korea (Cost $4,713)		4,326

SPAIN 4.4%

Common Stocks 4.4%

Acciona (1)	123,873	27,878
Banco Santander Central Hispano	2,380,879	42,594
Groupo Prisa (1)	482,449	10,787
Telefonica SA (1)	1,490,453	33,280
Total Spain (Cost $77,108)		114,539

SWEDEN 5.3%

Common Stocks 5.3%

Autoliv, GDR (1)	164,700	9,537
Kappahl	615,700	6,682
NORDEA (1)	1,502,476	25,978
Peab (1)	513,197	16,309
SKF (1)	470,260	10,260
SSAB Svenskt Stal, Series A (1)	872,878	30,763
Svenska Handelsbanken, Class A (1)	396,834	12,095
Swedbank (1)	266,300	10,233

Volvo, B Shares (1)	759,250	14,749
Volvo, Redemption Shares (2)	151,850	567
Total Sweden (Cost $70,064)		137,173

SWITZERLAND 6.9%

Common Stocks 6.9%		
Credit Suisse Group (1)	286,436	22,535
Holcim	141,066	15,102
Nestle (1)	85,700	33,992
Novartis	552,182	32,182
Swiss Life Holding	82,205	21,171
UBS (1)	597,037	38,740
Zurich Financial Services	59,700	17,306
Total Switzerland (Cost $140,706)		181,028

UNITED KINGDOM 17.2%

Common Stocks 17.2%		
Aegis Group	2,461,097	6,820
Alliance & Leicester	465,078	10,597
Alliance Boots	651,400	14,551
Associated British Foods	537,821	9,888
Aviva	1,566,470	24,581
Barclays	2,630,663	37,891
Barclays, ADR (USD)	225,400	13,082
BBA Aviation	1,051,067	5,948
BP, ADR (USD)	479,500	32,280
Bradford Bingley	1,120,739	9,919
Close Brothers Group	455,764	8,837
DSG International	2,248,910	7,200
GKN	1,288,599	9,908
GlaxoSmithKline, ADR (USD)	614,600	35,512
HBOS	1,231,057	26,428
Informa	622,444	7,325

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets	
Investments in securities, at value	
Non-affiliated companies (cost $2,536,817)	$ 3,256,205
Affiliated companies (cost $39,061)	39,061
Total investments in securities	3,295,266
Dividends and interest receivable	11,355
Receivable for shares sold	9,649
Receivable for investment securities sold	5,909
Foreign currency (cost $1,152)	1,232
Cash	77
Other assets	8,389
Total assets	3,331,877
Liabilities	
Obligation to return securities lending collateral	703,899
Payable for shares redeemed	5,453
Payable for investment securities purchased	3,367
Investment management fees payable	1,395
Due to affiliates	289
Other liabilities	7,603
Total liabilities	722,006
NET ASSETS	$ 2,609,871
Net Assets Consist of:	
Undistributed net investment income	$ 21,629
Undistributed net realized gain	67,403
Net unrealized gain	719,572
Paid-in capital applicable to 137,492,364 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized	1,801,267
NET ASSETS	$ 2,609,871

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($ 000s)

	6 Months Ended 4/30/07	Year Ended 10/31/06
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 22,666	$ 36,343
Net realized gain	70,321	71,686
Change in net unrealized gain	272,535	303,361
Increase in net assets from operations	365,522	411,390
Distributions to shareholders		
Net investment income		
Investor Class	(29,807)	(14,030)
Advisor Class	(5,051)	(3,681)
R Class	(460)	(155)
Net realized gain		
Investor Class	(54,094)	(10,020)
Advisor Class	(10,313)	(2,510)
R Class	(1,024)	(123)
Decrease in net assets from distributions	(100,749)	(30,519)
Capital share transactions*		
Shares sold		
Investor Class	511,629	626,218
Advisor Class	27,841	118,636
R Class	15,112	22,047
Shares issued in connection with fund acquisition - Investor Class	–	276,517
Distributions reinvested		
Investor Class	82,125	23,444
Advisor Class	4,875	1,308
R Class	1,484	278
Shares redeemed		
Investor Class	(503,164)	(269,620)
Advisor Class	(29,785)	(31,140)
R Class	(3,087)	(3,639)
Redemption fees received	61	165
Increase in net assets from capital share transactions	107,091	764,214

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The International Growth & Income Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund seeks long-term growth of capital and reasonable income through investments primarily in the common stocks of well-established, dividend-paying non-U.S. companies. The fund has three classes of shares: the International Growth & Income Fund original share class, referred to in this report as the Investor Class, offered since December 21, 1998; the International Growth & Income Fund—Advisor Class (Advisor Class), offered since September 30, 2002; and the International Growth & Income Fund—R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the fund’s semiannual period, April 30, 2008.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning November 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At April 30, 2007, the value of loaned securities was $657,391,000; aggregate collateral consisted of $703,899,000 in the money market pooled account.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $385,940,000 and $384,217,000, respectively, for the six months ended April 30, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2007.

At April 30, 2007, the cost of investments for federal income tax purposes was $2,575,878,000. Net unrealized gain aggregated $719,572,000 at period-end, of which $729,197,000 related to appreciated investments and $9,625,000 related to depreciated investments.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. Similarly, a tax on net profits, including interest income and realized and unrealized capital gains, is imposed by certain other countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2007, the fund had no taxes payable, tax refunds receivable, deferred tax liabilities, or foreign capital loss carryforwards attributable to foreign securities.

NOTE 5 - ACQUISITION

On June 19, 2006, the fund acquired substantially all of the assets of the Preferred International Value Fund (the acquired fund), pursuant to the Agreement and Plan of Reorganization dated February 15, 2006, and approved by shareholders of the acquired fund on June 9, 2006. The acquisition was accomplished by a tax-free exchange of 18,570,642 shares of the fund (with a value of $276,517,000) for all 26,766,258 shares of the acquired fund outstanding on June 16, 2006 with the same value. The net assets of the acquired fund at that date included $9,316,000 of unrealized depreciation and $28,000 of net realized losses carried forward for tax purposes to offset distributable gains realized by the fund in the future. Net assets of the acquired fund were combined with those of the fund, resulting in aggregate net assets of $1,484,545,000 immediately after the acquisition.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2007, the effective annual group fee rate was 0.30%.

The Advisor Class and R Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, the manager is required to waive its management fee and/or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than the repayment dates indicated in the table below.

Pursuant to this agreement, expenses in the amount of $9,000 were repaid to the manager during the six months ended April 30, 2007. At April 30, 2007, there were no amounts subject to repayment. For the six months ended April 30, 2007, each class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the six months ended April 30, 2007, expenses incurred pursuant to these service agreements were $70,000 for Price Associates, $206,000 for T. Rowe Price Services, Inc., and $126,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended April 30, 2007, the fund was charged $78,000 for shareholder servicing costs related to the college savings plans, of which $67,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At April 30, 2007, approximately 3% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended April 30, 2007, the fund was allocated $227,000 of Spectrum Funds’ expenses and $1,156,000 of Retirement Funds’ expenses. Of these amounts, $1,078,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $2,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2007, approximately 15% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 46% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the six months ended April 30, 2007, dividend income from the T. Rowe Price Reserve Funds totaled $754,000, and the value of shares of the T. Rowe Price Reserve Funds held at April 30, 2007, and October 31, 2006, was $39,061,000 and $54,595,000, respectively.

As of April 30, 2007, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 668,293 shares of the the Investor Class, representing less than 1% of the fund’s net assets.

NOTE 7 - INTERFUND BORROWING

Pursuant to its prospectus, the fund may borrow up to 33% of its total assets. The fund is party to an interfund borrowing agreement between itself and other T. Rowe Price-sponsored mutual funds, which permits it to borrow or lend cash at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing fund’s total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. During the six months ended April 30, 2007, the fund had outstanding borrowings on 4 days, in the average amount of $79,475,000, and at an average annual rate of 5.50%. There were no borrowings outstanding at April 30, 2007.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 7, 2007, the fund’s Board of Directors unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the one-, three-, and five-year and since-inception periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee and expense ratio were generally below the median of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 28, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	June 28, 2007